UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 30, 2016

Midstates Petroleum Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

(a)   On March 30, 2016 (the “Dismissal Date”), Midstates Petroleum Company, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm.  The audit committee of the board of directors (the “Audit Committee”) recommended and approved the dismissal of Deloitte & Touche.

The reports of Deloitte & Touche on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and 2014, and through the Dismissal Date, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years.  During the fiscal years ended December 31, 2015 and 2014, and through the Dismissal Date, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Deloitte & Touche furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Deloitte & Touche agrees with the statements related to them made by the Company in this Current Report on Form 8-K.  A copy of Deloitte & Touche’s letter to the SEC dated April 4, 2016 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   Also, on March 30, 2016, the Audit Committee recommended and approved the selection of Grant Thornton LLP (“Grant Thornton”), effective immediately, as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2015 and 2014, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

16.1                        Letter from Deloitte & Touche LLP dated April 4, 2016, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: April 4, 2016
	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Vice President - General Counsel & Corporate
Secretary